                            SCHEDULE 14A INFORMATION
  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934
                          (AMENDMENT NO. ___________)

Filed by the registrant   /X/

Filed by a party other than the registrant   / /

Check the appropriate box:

/ / Preliminary proxy statement   / / Confidential, for Use of the Commission
                                      Only (as permitted by Rule 14a-6(e)(2))

/X/ Definitive proxy statement

/ / Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

      William Blair Mutual Funds, Inc. (File Nos. 33-17463 and 811-5344)
--------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

/ / $500 per each part to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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


                                   March 7, 1996


Dear Stockholders,

     A meeting of the stockholders of William Blair Mutual Funds, Inc. (the "Fund") will be held on Tuesday, April 23, 1996 at 9:00 a.m. CST at the offices of the Fund, 32nd Floor, 222 West Adams Street, Chicago, Illinois, 60606. This meeting has been called to consider and vote upon several issues which are important to you as a stockholder.

     You are being asked to consider and vote upon new agreements concerning the management and administrative services provided to the Fund by William Blair & Company, L.L.C. (the "Adviser") to amend the compensation that the Adviser receives for those services. Even with the proposed increase, Growth Fund's expense ratio (.87%) will continue to be lower than the average no-load growth fund of comparable size (1.00%). The International Growth Fund, the Income Fund and the Ready Reserves Fund fee agreements are being slightly modified to obtain uniformity. Whenever investment advisory agreements change or new agreements are created they must be approved by the Fund's independent directors and its stockholders.

     The Growth Fund's secondary objective of providing a moderate amount of income increasing over time, if approved by stockholders, will be eliminated because it conflicts with the practical selection of growth stocks. Stockholders are being asked to approve a change to the Articles of Incorporation to permit the dissolution of the Limited Term Tax-Free Fund because the portfolio has not obtained the critical size necessary for it to compete successfully in the marketplace. This change would also give the directors the ability in the future to deal with other such situations without the costs associated with a stockholders meeting. In addition, Fund stockholders are being asked to change the Articles of Incorporation to provide the flexibility to create classes of shares in the future, if the Board determines classes to be appropriate. The Fund is also electing directors and seeking approval to retain Ernst & Young LLP as the Fund's auditors. Your directors have unanimously approved the proposals that you are being asked to vote upon.

     Some stockholders will receive multiple proxies because of their ownership of more than one fund or accounts within a fund. Your vote is important. To ensure that your vote is counted it is necessary that you:

     - Review the attached proposals;

     - Complete and sign the enclosed proxy card(s); and

     - Return the proxy card(s) in an enclosed postage-paid envelope as soon as possible. Multiple proxies may be sent in one envelope.

     Your prompt response will save your Fund the expense of additional solicitations. It is our belief that the proposed changes are in the best interest of stockholders and you are encouraged to vote favorably on all of them.

                                   Sincerely,

                                   /s/ Rocky Barber
                                   Rocky Barber
                                   President

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                 222 WEST ADAMS STREET, CHICAGO, ILLINOIS 60606
                            TELEPHONE (312) 364-8000

                   NOTICE OF WILLIAM BLAIR MUTUAL FUNDS, INC.
                        SPECIAL MEETING OF STOCKHOLDERS
                                 APRIL 23, 1996


                                                                   March 7, 1996


TO THE STOCKHOLDERS OF WILLIAM BLAIR MUTUAL FUNDS, INC.:

     Notice is hereby given that a Special Meeting of Stockholders of William Blair Mutual Funds, Inc. (the "Fund"), including each of the Fund's five portfolios (Growth Fund, International Growth Fund, Income Fund, Limited Term Tax-Free Fund and Ready Reserves Fund) (individually, a "Portfolio" and collectively, the "Portfolios") will be held in the 32nd floor conference room of William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois, on Tuesday, April 23, 1996, at 9:30 a.m., Chicago time, for the following purposes:

     1. To elect seven (7) directors to serve for a term beginning May 1, 1996 to continue until their successors shall have been duly appointed or elected.


     2. To approve or disapprove an amendment to the Fund's Articles of Incorporation authorizing the establishment of separate classes of shares.



     3. To approve or disapprove an amendment to the Fund's Articles of Incorporation to permit the redemption, by action of the Board of Directors, of all or any part of any series, or of all series, of shares of the Fund.


     4. For stockholders of each Portfolio except the Limited Term Tax-Free Fund, to approve or disapprove a new Management Agreement for the Fund.

     5. For stockholders of the Growth Fund only, to approve or disapprove an amendment to the Portfolio's investment objective in order to eliminate the secondary investment objective of providing a moderate amount of income increasing over time.

     6. To ratify or reject the selection of Ernst & Young, LLP as independent auditors for the fiscal year ending December 31, 1996.

     7. To transact such other business as may properly come before the Special Meeting.

     Stockholders of record of the Fund at the close of business on February 29, 1996 are entitled to notice of and to vote at the Special Meeting.

     IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR THE FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT THE SPECIAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                           James L. Barber, Jr.
                                           President

                        WILLIAM BLAIR MUTUAL FUNDS, INC.
                 222 WEST ADAMS STREET, CHICAGO, ILLINOIS 60606
                            TELEPHONE (312) 364-8000

                                PROXY STATEMENT


                                                                   March 7, 1996


                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Fund of proxies to be voted at the Special Meeting of Stockholders of the Fund to be held on April 23, 1996, and at any and all adjournments thereof. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Fund. Additional solicitation may be made by letter, telephone or facsimile by officers of the Fund, by officers or employees of William Blair & Company, L.L.C., or by dealers and their representatives. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS DECEMBER 31, 1995 ANNUAL REPORT UPON REQUEST. WRITE TO THE FUND AT 222 WEST ADAMS STREET, CHICAGO, ILLINOIS 60606, OR CALL 1-800-742-7272.

     Shareholder Communications Corporation ("SCC") may be retained to assist in the solicitation of proxies. If retained, SCC will be paid approximately $30,000 by the Fund and the Fund will reimburse SCC for its related expenses. As the meeting date approaches, certain stockholders of the Fund may receive a call from a representative of SCC if the Fund has not yet received their vote. Authorization to permit SCC to execute proxies may be obtained by telephone or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

     SCC has received an opinion of Maryland counsel that addresses the validity, under the applicable law of the State of Maryland, of authorization to execute a proxy given orally. The opinion given by Maryland counsel concludes that a Maryland court would find that there is no Maryland law or public policy against the acceptance of proxies signed by an orally-authorized agent, provided it adheres to the procedures set forth below.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the stockholder for such stockholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the stockholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Fund, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask the stockholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the stockholder's instructions on the card. Within 72 hours, SCC will send the stockholder a letter or mailgram to confirm the shareholder's vote and asking the stockholder to call SCC immediately if the stockholder's instructions are not correctly reflected in the confirmation.


     On the matters as to which a choice has been specified by the stockholders on the proxy, the shares of the Fund will be voted accordingly. If no choice is so specified, the shares of each Portfolio will be voted FOR the election of the seven nominees for director to be elected by all shareholders as listed in this Proxy Statement, FOR approval of an amendment to the Fund's Articles of Incorporation authorizing the establishment of separate classes of shares, FOR approval of an amendment to the Fund's Articles of Incorporation to permit the redemption of series of shares, and FOR ratification of the selection of Ernst & Young LLP as the Fund's independent auditors. If no choice is so specified, the shares of each Portfolio except the Limited Term Tax-Free Fund will be voted FOR approval of the new management agreement, and the shares of the Growth Fund will be voted FOR approval of an amendment to the Portfolio's investment objective. Stockholders of any Portfolio who give proxies, whether in writing or by telephone, may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.


     The following table indicates which stockholders are solicited with respect to each matter:


                                                                PORTFOLIO
                                -------------------------------------------------------------------------
                                              INTERNATIONAL                 LIMITED TERM        READY
            MATTER              GROWTH FUND    GROWTH FUND    INCOME FUND   TAX-FREE FUND   RESERVES FUND
------------------------------  -----------   -------------   -----------   -------------   -------------
Election of Directors.........    X              X              X              X               X
Amendment to the Fund's
  Articles of Incorporation
  (create classes)............    X              X              X              X               X
Amendment to the Fund's
  Articles of Incorporation
  (redemption of series)......    X              X              X              X               X
Approval of a New Management
  Agreement for the Fund......    X              X              X                              X
Approval of an Amendment
  to the Growth Fund's
  Investment Objective........    X
Ratification of Selection of
  Auditors....................    X              X              X              X               X


     A quorum of stockholders is required to take action at the Fund's Special Meeting. A majority of the shares issued and outstanding and entitled to vote at the Special Meeting, represented in person or by proxy, will constitute a quorum. Votes cast by proxy or in person will be tabulated by the inspector of election, who will determine whether a quorum is present at the Special Meeting. The inspector of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which
(i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for the purpose of determining a quorum.

     For purposes of determining the approval of the matters submitted for a vote, abstentions and broker non-votes will be treated as shares voted against the approval of such matters. The details of each proposal to be voted upon by the stockholders of the Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

     As of January 31, 1996, there were issued and outstanding shares of common stock as follows: 31,507,465 of Growth Fund; 7,569,520 of International Growth Fund; 14,445,204 of Income Fund; 1,909,493 of Limited Term Tax-Free Fund; and 680,159,520 of Ready Reserves Fund. Those persons who were stockholders of record at the close of business on February 29, 1996 will be entitled to one vote for each share held.


     This Proxy Statement is first being mailed to stockholders of the Fund on or about March 7, 1996.


1. ELECTION OF DIRECTORS
   (ALL PORTFOLIOS)

     At the Special Meeting, seven (7) directors are to be elected to serve for a term beginning May 1, 1996 to continue until their successors shall have been duly appointed or elected. The table below shows the nominees for election to the Board, all of whom, other than Ann P. McDermott, currently serve as directors of the Fund. The affirmative vote of a majority of the shares present and entitled to vote will be required to elect the directors.

     It is the intention of the person named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each nominee has agreed to serve as a director of the Fund if elected; however, should any nominee become unable or unwilling to accept election, the proxies for the Fund will be voted for one or more substitute nominees designated by the Fund's present Board of Directors.

     The table below shows each nominee's age, principal occupations and other business affiliations; the year in which each nominee was first elected or appointed a director of the Fund; and the number of shares of each Portfolio of the Fund that each nominee beneficially owned as of January 31, 1996. All the nominees, other than Ann P. McDermott, were last elected to the Board at the 1991 special meeting of stockholders. Ms. McDermott will be standing for election by the Fund's stockholders for the first time at the Special Meeting.
C. Mathews Dick, Jr., John H. Olwin, M.D., and John W. Straub, all of whom have served as directors since 1991, will resign as directors effective May 1, 1996. Edward M. Hoban, a director since 1991, resigned as a director on January 31, 1996. Messrs. Dick, Hoban, Olwin and Straub also served for many years as directors of Growth Industry Shares, Inc., which merged into the Fund in 1991 and became the Growth Fund. Their service to the Fund, and their lengthy prior service to Growth Industry Shares, Inc., is greatly appreciated.

                             NOMINEES FOR DIRECTOR

                                                      SHARES BENEFICIALLY OWNED JANUARY 31, 1996
                                YEAR FIRST    ----------------------------------------------------------
   NAME, AGE AND PRINCIPAL      ELECTED OR              INTERNATIONAL                            READY
  OCCUPATION OF NOMINEES AS     APPOINTED A   GROWTH      GROWTH      INCOME   LIMITED TERM    RESERVES
     OF JANUARY 31, 1996         DIRECTOR      FUND        FUND        FUND    TAX-FREE FUND     FUND
------------------------------  -----------   -------   -----------   ------   -------------   ---------
*Conrad Fischer (61)..........      1987       72,549       1,107     29,268           0       1,113,990
  Chairman of the Board and
  Director of the Fund;
  Principal, William Blair &
  Company, L.L.C.; Trustee
  Emeritus, Chicago Child Care
  Society
George Kelm (67)..............      1987       24,439      76,049          0           0          82,847
  Director of the Fund;
  Retired Chairman of the
  Board and Director, Sahara
  Coal Company, Inc. and
  Sahara Enterprises, Inc.;
  Director, Rolf Jensen &
  Associates, Inc.; Trustee,
  Lawrence University,
  Newberry Library, and
  McCormick Theological
  Seminary; President and
  Director, Woods Fund of
  Chicago; and Member of the
  Visiting Committee,
  University of Chicago
  Graduate School of Social
  Service Administration
*James M. McMullan (61).......      1987       38,498      16,213      4,881           0         400,274
  Director of the Fund;
  Principal, William Blair &
  Company, L.L.C.; Member,
  NASD Listing Review
  Committee and Director of
  Securities Industry
  Association
Vernon Armour (68)............      1987       66,147      11,056          0           0         277,693
  Director of the Fund;
  Private Investor; Trustee,
  Illinois Institute of
  Technology and Northwestern
  Memorial Hospital; and
  Director and President, OTHO
  S.A. Sprague Memorial
  Institute

                                                      SHARES BENEFICIALLY OWNED JANUARY 31, 1996
                                YEAR FIRST    ----------------------------------------------------------
   NAME, AGE AND PRINCIPAL      ELECTED OR              INTERNATIONAL                            READY
  OCCUPATION OF NOMINEES AS     APPOINTED A   GROWTH      GROWTH      INCOME   LIMITED TERM    RESERVES
     OF JANUARY 31, 1996         DIRECTOR      FUND        FUND        FUND    TAX-FREE FUND     FUND
------------------------------  -----------   -------   -----------   ------   -------------   ---------
John B. Schwemm (61)..........      1990        5,348           0          0           0          30,892
  Director of the Fund;
  Retired Chairman and Chief
  Executive Officer, R.R.
  Donnelley & Sons Company,
  printer; and Director, USG
  Corp., a building material
  product company and Walgreen
  Co., a diversified drug
  store chain
*W. James Truettner, Jr.            1991      528,107     303,295     68,704           0       2,966,402
  (64)........................
  Director of the Fund; Senior
  Vice President; Principal,
  William Blair & Company,
  L.L.C.; Director of
  International Travel
  Services and Roberts
  Industries, Inc.; and
  Trustee, Shenandoah
  University
Ann P. McDermott (56).........        --            0       6,172          0           0         114,392
  Trustee, Rush Presbyterian
  St. Luke's Medical Center;
  Women's Board, Rush
  Presbyterian St. Luke's
  Medical Center; Honorary
  Director, Visiting Nurse
  Association; Director,
  Presbyterian Homes;
  Northwestern University,
  Women's Board; University of
  Chicago, Women's Board;
  Director, Washington State
  University Foundation

-------------------------
* "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being a principal of the Fund's investment adviser, William Blair & Company, L.L.C.

     THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

     The directors affiliated with William Blair & Company, L.L.C. (the "Adviser") serve without any compensation from the Fund. Directors who are not affiliated with the Adviser receive a $4,000 annual retainer for serving as a director of the Fund and a $2,000 fee plus expenses for attendance at each Board meeting.

     The table below shows, for each director who is not affiliated with the Adviser, the aggregate compensation paid by the Fund for its fiscal year ended December 31, 1995.

                                                    PENSION OR
                                                    RETIREMENT
                                 AGGREGATE       BENEFITS RECEIVED    ESTIMATED ANNUAL    TOTAL COMPENSATION
                                COMPENSATION      AS PART OF FUND      BENEFITS UPON      FROM THE FUND PAID
      NAME OF DIRECTOR         FROM THE FUND*        EXPENSES            RETIREMENT        TO THE DIRECTORS
----------------------------   --------------    -----------------    ----------------    ------------------
Vernon Armour...............       $9,000                0                    0                 $9,000
C. Mathews Dick, Jr.........       $9,000                0                    0                 $9,000
George Kelm.................       $9,000                0                    0                 $9,000
John H. Olwin, M.D..........       $8,500                0                    0                 $8,500
John B. Schwemm.............       $9,000                0                    0                 $9,000
John W. Straub..............       $9,000                0                    0                 $9,000

-------------------------
* Prior to July 1995 the compensation for attendance at meetings was $500.


     The Fund's Board of Directors has an audit committee composed of Vernon Armour, George Kelm and John B. Schwemm, directors who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based upon such review, it is authorized to make recommendations to the Board of Directors.


     The audit committee of the Fund held one meeting during the fiscal year ended December 31, 1995.

     The Fund's Board of Directors held four meetings during the fiscal year ended December 31, 1995. During the last fiscal year, each director attended 75% or more of the Fund's Board meetings, and the committee meetings if a member thereof. The Fund currently does not have a nominating committee.

     The following table sets forth information as of January 31, 1996 with respect to each executive officer of the Fund, other than executive officers who are directors and reflected above. Officers of the Fund receive no compensation from the Fund. The officers of the Fund hold office until their successors are chosen and qualified. The Fund's officers are elected, generally on an annual basis, by the Board of Directors.

           NAME              AGE    POSITION AND OFFICES WITH FUND         PRINCIPAL OCCUPATIONS
--------------------------   ---    ------------------------------    -------------------------------
James L. Barber, Jr. .....   44     President (since 1987)            Principal, William Blair &
                                                                      Company, L.L.C.
Mark A. Fuller, III.......   38     Senior Vice President (since      Principal, William Blair &
                                     1993)                            Company, L.L.C.
Bentley M. Myer...........   49     Senior Vice President (since      Principal, William Blair &
                                     1992)                            Company, L.L.C.
Norbert W. Truderung......   43     Senior Vice President (since      Principal, William Blair &
                                     1992)                            Company, L.L.C.
James S. Kaplan...........   35     Vice President (since 1995)       Associate, William Blair &
                                                                      Company, L.L.C.
John P. Kayser............   46     Vice President (since 1994)       Principal, William Blair &
                                                                      Company, L.L.C.
Terence M. Sullivan.......   52     Vice President (since 1987)       Associate, William Blair &
                                                                      Company, L.L.C.
Walter Rucinski...........   51     Treasurer (since 1987)            Controller, William Blair &
                                                                      Company, L.L.C.
Janet V. Gassmann.........   29     Secretary (since 1996)            Administrative Assistant,
                                                                      William Blair & Company, L.L.C.

     On January 31, 1996, directors and executive officers of the Fund as a group beneficially owned 987,628 shares of Growth Fund, 427,850 shares of International Growth Fund, 173,016 shares of Income Fund, 5,442 shares of Limited Term Tax-Free Fund, and 5,676,702 shares of Ready Reserves Fund. As of January 31, 1996, no person is known to the Fund to have owned beneficially more than five percent of the shares of any Portfolio of the Fund, except that the persons indicated in the chart below owned such shares as follows:

                                                                   PERCENT OF PORTFOLIO'S
         NAME AND ADDRESS OF RECORD OWNER     NUMBER OF SHARES    OUTSTANDING COMMON STOCK
        -----------------------------------   ----------------    ------------------------
        GROWTH FUND
             William Blair Employees.......       4,205,284                 13.3%
             Profit Sharing Plan
             222 West Adams Street
             Chicago, Illinois 60606

                                                                   PERCENT OF PORTFOLIO'S
         NAME AND ADDRESS OF RECORD OWNER     NUMBER OF SHARES    OUTSTANDING COMMON STOCK
        -----------------------------------   ----------------    ------------------------
        INTERNATIONAL GROWTH FUND
        1.   Trustees of Purdue
             University....................         494,950                  6.5%
             1034 Freehafen Hall
             West Lafayette, IN 47907
        2.   Purdue Research Foundation....         397,591                  5.3%
             100 Hovde Hall
             West Lafayette, IN 49707
        LIMITED TERM TAX-FREE FUND
        1.   John Kaul Greene..............         111,403                  5.8%
             c/o William Blair & Co.
             222 West Adams Street
             Chicago, IL 60606
        2.   Nancy M. Baird................          99,726                  5.2%
             636 Oak Street
             Glen Ellyn, IL 60137

     Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Fund's officers and directors, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Fund's equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund's shares with the Securities and Exchange Commission (the "SEC"). These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based upon a review of these forms furnished to the Fund, the Fund believes that during the fiscal year ended December 31, 1995, there was compliance with all Section 16(a) filing requirements applicable to the Fund's officers and directors, investment adviser, and affiliated persons of the investment adviser.


2. AMENDMENT OF ARTICLES OF INCORPORATION (CREATION OF CLASSES) (ALL PORTFOLIOS)



     William Blair & Company, L.L.C. (the "Adviser") has proposed an amendment to the Fund's Articles of Incorporation that would allow the Fund to establish a multiple class structure (the "Multi-Class Structure"). The affirmative vote of a majority of the outstanding shares entitled to vote at the Special Meeting is required to approve the amendment to the Fund's Articles of Incorporation. IF THE AMENDMENT IS APPROVED BY STOCKHOLDERS, THE FUND MAY ADOPT A MULTI-CLASS STRUCTURE AT SOME TIME IN THE FUTURE, ALTHOUGH THERE IS NO CURRENT PROPOSAL TO DO SO. A Multi-Class Structure would give the Fund greater flexibility in the distribution of Fund shares. Currently the Fund is distributed with no sales charge and no distribution or service fees. With a Multi-Class Structure, the Fund could be sold through new distribution channels that require the payment of compensation or that couple the sale of Fund shares with the provision of certain other services. For example, classes of shares may be created that would allow investors to purchase such shares (i) with a distribution fee pursuant to a Rule 12b-1 Plan or an administrative service fee; (ii) with a conventional front-end sales load, or (iii) without a front-end sales load, but subject to a contingent deferred sales charge ("CDSC") and a distribution fee pursuant to a Rule 12b-1 Plan. In addition, the Fund may provide for the conversion of one class of shares to another class of shares after a certain period of time. For example, a class of shares that is subject to a CDSC and a distribution fee that remains outstanding for a certain period of time may automatically convert to a class of shares that is not subject to a Rule 12b-1 Plan. On February 13, 1996, the Directors of the Fund considered and approved, subject to stockholder approval, the amendment of the Fund's Articles of Incorporation to permit multiple classes of shares. In so doing, the Directors determined that it is in the best interests of the Fund and its stockholders to give the Fund the ability to implement a Multi-Class Structure in order to (i) facilitate distribution of the Fund's shares; (ii) help maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements; (iii) enable investors paying a sales charge to choose the purchasing option best suited to their individual situations, thereby encouraging then current stockholders to make additional investments in the Fund and attracting new investors and assets to the Fund to the benefit of the Fund and its stockholders; and (iv) permit possible economies of scale through increased Fund size. By asking stockholders to consider this amendment at this time, when the Fund is already holding a Special Meeting of stockholders, the Fund would save the costs of holding a special stockholders meeting at any future time when a specific proposal may be deemed desirable.



     If the Multi-Class Structure were implemented, each share of a class of the Fund would represent an identical legal interest in the Portfolio of the Fund and have the same rights, except that each class may bear certain expenses specifically related to the distribution of its shares and each class may bear certain other expenses specifically allocated to that class such as transfer agency fees. Although the legal rights of the classes of shares would be identical, it is likely that the different expenses borne by each class would result in different net asset values and dividends. For example, a class of shares that is subject to a Rule 12b-1 Plan would bear the expenses of a distribution fee that would cause those shares to have a higher expense ratio and to pay lower dividends than another class of shares. Each class would have exclusive voting rights with respect to any plan of distribution adopted for that class pursuant to Rule 12b-1 under the 1940 Act. The classes would also have different exchange privileges. Upon any liquidation of the Fund or a Portfolio, holders of shares subject to a Rule 12b-1 Plan might receive less than holders of another class of shares as a result of higher accumulated expenses from the distribution fee.



     IMPLEMENTATION OF THE MULTI-CLASS STRUCTURE WOULD NOT ALTER THE RIGHTS AND PRIVILEGES OF THE CURRENT STOCKHOLDERS OF THE FUND, NOR WILL IT AFFECT THE NET ASSET VALUE OF A CURRENT STOCKHOLDER'S INVESTMENT IN THE FUND. By providing investors with a broader choice as to the method of purchasing shares, the Directors believe that the Multi-Class Structure, if implemented, may attract more investment dollars to the Fund, which should benefit the holders of all classes of shares by facilitating the management of the Fund's Portfolios and by reducing the operating expense ratios of the Fund.



     If the stockholders approve this proposal, the Articles of Incorporation will be amended to allow for the creation of separate classes of shares and to define the effects of the creation of separate classes. The principal change is that Article V, Section 5.2, entitled "Capital Stock," would be amended to provide, in part, that "the power of the Board of Directors to classify or reclassify any of the shares of capital stock shall include, without limitation, authority to classify or reclassify any such stock into one or more [series] of capital stock and to divide and classify shares of any [series] into one or more [classes] of such [series]..." By the amendment, stockholders would be giving the Board of Directors authority, without further stockholder approval, to create classes of stock in the future with such preferences, rights and privileges as the Board of Directors determines, subject to the requirements of the 1940 Act. Specific classes of shares may or may not be available to any particular group or type of investor.


     THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION.


3. AMENDMENT OF ARTICLES OF INCORPORATION (REDEMPTION OF SERIES) (ALL
PORTFOLIOS)



     The Fund's Articles of Incorporation currently permit the Fund to redeem by Board action issued shares in only limited circumstances where the share balance in the account falls below a particular minimum amount. In October, 1993, the Maryland legislature amended the Maryland General Corporation Law (the "Maryland Law") to permit open-end investment companies, such as the Fund, to redeem issued shares by Board action under a broader range of circumstances if provided for by its charter (Maryland Law Section 2-310.1(b)). This flexibility was inserted into the Maryland Law to permit mutual funds to eliminate series or classes of shares that may be too small to remain viable, or too costly to shareholders. The flexibility is given to the Board to redeem such series or classes in order to avoid the unnecessary expense of holding stockholder meetings to eliminate the series or class or the continual burden of carrying abandoned accounts.


     The Board of Directors has approved, subject to the approval by stockholders of this proposed amendment to the Fund's Articles of Incorporation, the liquidation of the Limited Term Tax-Free Fund ("Tax-Free Fund"). The directors believe that, with net assets of $19,320,000 at December 31, 1995, the Tax-Free Fund is too small to obtain efficiencies in investment operations and a competitive expense ratio. In addition, the Adviser has been subsidizing the Tax-Free Fund since its inception, and the Adviser has informed the Board that in the future it will wish to discontinue such subsidies. For the 1995 fiscal year, the Adviser reimbursed the Tax-Free Fund in the amount of $214,000. Without such reimbursement, the yield of the Tax-Free Fund would be lower. Stockholders of the Portfolio have the opportunity to exchange their shares of the Tax-Free Fund for shares of other Portfolios at net asset value. Stockholders who choose to exchange their shares for another Portfolio should read the prospectus disclosure regarding that Portfolio before exchanging shares. Subject to the approval by stockholders of the amendment to the Articles of Incorporation, the shares of stockholders who choose not to exchange or redeem their shares will be liquidated at the current net asset value upon expiration of the time permitted for exchange, which is currently set for April 24, 1996 or on such other date determined by the President of the Fund.


     Federal income tax considerations. Each stockholder will have a taxable event when the Tax-Free Fund disposes of a security held by the portfolio (whether by sale, exchange or redemption) or, upon the sale or redemption of Tax-Free Fund shares by such stockholder, including redemptions resulting from the liquidation of the Tax-Free Fund. The price a stockholder paid for his shares will be allocated among his pro rata portion of each of the securities and other assets held by the Tax-Free Fund (in proportion to the fair market values thereof on the date the stockholder purchased his shares) in order to determine his initial cost basis for his pro rata portion of each of the securities held by the Tax-Free Fund.



     A stockholder's portion of gain, if any, upon the sale or redemption of Tax-Free Fund shares, including redemptions resulting from the liquidation of the Tax-Free Fund, or the disposition of any of the securities held by the Tax-Free Fund will generally be considered a capital gain except in the case of a stockholder which is a dealer or a financial institution and will be long-term if the stockholder has held his shares for more than one year. In the case of corporations, under current law long-term capital gains are taxed at the same rate as ordinary income. Current Federal income tax law, however, taxes long-term capital gains of individual taxpayers, trusts and estates at a maximum rate of 28%. A stockholder's portion of loss, if any, upon the sale or redemption of Tax-Free Fund shares or the disposition of a security held by the Tax-Free Fund will generally be considered a capital loss except in the case of a stockholder which is a dealer or a financial institution and will be long-term if the stockholder has held his shares for more than one year. Capital losses of individuals are deductible against ordinary income only to the extent of $3,000 per year, but are fully deductible against other capital gains of the taxpayer for such year. Any capital losses of an individual that are not deductible under the above-described limitation can be carried forward indefinitely to future years and deducted, subject to the same limitations, in those years. STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISER REGARDING THE FEDERAL, STATE AND LOCAL INCOME TAX EFFECTS OF THE LIQUIDATION OF THE TAX-FREE FUND.



     In the future, other series of shares may prove too small or too costly, and the Fund may want to eliminate these series without the expense of a stockholder meeting. However, the Adviser does not currently intend to recommend elimination of any other series of shares. If the Fund were to eliminate any other series of shares, it would provide notice to stockholders of such shares.


     The Board approved and authorized for submission to stockholders a proposal to amend the Fund's Articles of Incorporation to provide the Fund with the ability to redeem issued shares. If the proposal is approved, the following sentence will be added as section 6.7 to Article VI:


     6.7 The Corporation shall, to the extent permitted by applicable law, have the right at any time to redeem all or any part of any [series] or [class] or of all [series] or [classes], of shares of the Corporation, subject to such terms and conditions as the Board of Directors may from time to time approve.


Approval of this amendment to the Fund's Articles of Incorporation requires the approval of a majority of the outstanding shares of the Fund.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION.

4. APPROVAL OF NEW MANAGEMENT AGREEMENT
   (ALL PORTFOLIOS EXCEPT LIMITED TERM TAX-FREE FUND)

SUMMARY

     William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606 (the "Adviser"), has served as the Fund's investment manager and principal underwriter since the Fund's inception in 1987. For the International Growth Fund, the Adviser has, in turn, entered into a sub-management agreement with Framlington Overseas Investment Management Limited (the "Sub-Adviser") appointing the Sub-Adviser as sub-investment manager and delegating to the Sub-Adviser the day-to-day management responsibilities for the Portfolios. The Adviser continuously monitors and evaluates the performance of the Sub-Adviser. No change would be made to the sub-management agreement as a result of the new management agreement.

     The current Management Agreement between the Fund and the Adviser dated January 5, 1988 as amended on July 25, 1990, May 1, 1991, October 1, 1992 and January 24, 1994 (the "Existing Management Agreement"), was first approved by the Fund's sole stockholder on January 6, 1988. At a meeting held on February 13, 1996, the Board of Directors of the Fund, including all of the directors who are not "interested persons" of the Fund or the Adviser, unanimously approved a proposed management agreement between the Fund and the Adviser (the "Proposed Management Agreement"), subject to approval by the stockholders of each Portfolio other than the Tax-Free Fund. As discussed above, the Board of Directors has approved the dissolution of the Tax-Free Fund subject to stockholder approval of an amendment to the Fund's Articles of Incorporation permitting the Fund to redeem shares by Board action. Therefore, given that the Tax-Free Fund is expected to cease operations in the near future, stockholders of the Tax-Free Fund are not being asked to approve the Proposed Management Agreement. Under the Proposed Management Agreement, the form of which is attached to this Proxy Statement as Exhibit A, there will be an increase in the management fees paid by the Fund to the Adviser. Approval of the Proposed Management Agreement as to any Portfolio requires the affirmative vote of a "majority of the outstanding voting securities" of that Portfolio. The term "majority of the outstanding voting securities" (as defined in the 1940 Act) of a Portfolio means the affirmative vote of the lesser of (1) 67% of the voting securities of the Portfolio present at the meeting if more than 50% of the outstanding shares of the Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding voting securities of the Portfolio.

EXISTING MANAGEMENT AGREEMENT

     Pursuant to the terms of the Existing Management Agreement, the Adviser furnishes to the Portfolios of the Fund complete investment advice and management and administrative services, as well as office space, personnel and equipment appropriate and necessary to the Fund's investment, clerical, bookkeeping and administrative operations, pays the salaries and expenses of the Fund's executives, provides stockholder and information services, and permits any of its principals or employees to serve without compensation as directors or officers of the Fund if elected to such positions. The Fund pays the expenses of its operations, including the fees and expenses of independent auditors, counsel, custodian and transfer agent fees, costs of reports and notices to stockholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transactions costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization. The Adviser has agreed to reimburse the Fund for any of a Portfolio's operating expenses (including the management fee but excluding brokerage commissions or transaction costs, interests, taxes and extraordinary expenses) that on an annual basis exceed 1.5% of such Portfolio's average net assets up to $30,000,000 and 1% of such assets above $30,000,000.

     The Existing Management Agreement was most recently approved for continuation by the Board of Directors on February 13, 1996, provided that the Existing Management Agreement would be continued as to all Portfolios other than the Tax-Free Fund only if the stockholders failed to approve the Proposed Management Agreement. The Existing Management Agreement: (a) may be terminated by vote of either the Board of Directors or a majority vote of the outstanding voting shares of the applicable Portfolio (i) without penalty by either party after 60 days' written notice, or (ii) at any time if the Adviser is determined to have breached the agreement; and (b) is automatically terminated in the event of assignment. The Existing Management Agreement may continue from year to year as to each Portfolio if specifically approved at least annually by a vote of a majority of the outstanding shares of the Portfolio or the Board of Directors, including, in either event, the vote of a majority of the directors who are not interested persons of any party to the agreement except in their capacity as directors of the Fund, cast in person at a meeting called for such purpose. Listed below are the management fees payable under the Existing Management Agreement for each Portfolio.

                       EXISTING MANAGEMENT FEE SCHEDULES

                                             ANNUAL                                  NET ASSETS AT
                                           MANAGEMENT                                  12/31/95
               PORTFOLIO                    FEE RATE         APPLICABLE ASSETS          ($000)
----------------------------------------   ----------    -------------------------   -------------
Growth Fund.............................      .625%           0 - $75 million           363,036
                                               .50%          over $75 million
International Growth Fund...............      1.10%          0 - $100 million            89,762
                                               .95%          over $100 million
Income Fund.............................       .25%          0 - $100 million           147,370
                                               .20%         $100 - $250 million
                                               .15%          over $250 million
                                                         (plus 5% of gross income
                                                         earned by the Portfolio)
Limited Term Tax-Free Fund..............       .25%          0 - $250 million            19,320
                                               .20%          over $250 million
                                                         (plus 7% of gross income
                                                         earned by the Portfolio)
Ready Reserves Fund.....................      .625%          0 - $250 million           703,993
                                              .600%         $250 - $500 million
                                              .550%      $500 million - $1 billion
                                              .500%           $1 - $3 billion
                                              .450%           $3 - $5 billion
                                              .400%           over $5 billion

     The Existing Management Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

PROPOSED MANAGEMENT AGREEMENT

     The terms of the Proposed Management Agreement differ materially from those of the Existing Management Agreement only as to the management fees payable to the Adviser. The table below shows the management fees that will apply to the Portfolios if the Proposed Management Agreement is approved by stockholders.

                       PROPOSED MANAGEMENT FEE SCHEDULES

                                               ANNUAL
                                             MANAGEMENT                 APPLICABLE
                PORTFOLIO                     FEE RATE                    ASSETS
------------------------------------------   ----------    ------------------------------------
Growth Fund...............................      .75%                       All
International Growth Fund.................     1.10%                 0 - $250 million
                                               1.00%                over $250 million
Income Fund...............................      .25%                 0 - $250 million
                                                .20%                over $250 million
                                                           (plus 5% of the gross income earned
                                                                    by the Portfolio)
Ready Reserves Fund.......................      .625%                0 - $250 million
                                                .600%              $250 - $500 million
                                                .575%          $500 million - $2.5 billion
                                                .550%               over $2.5 billion

     If approved, the Proposed Management Agreement will become effective on May 1, 1996 and will continue in effect until April 30, 1997, and thereafter will continue from year to year, subject to annual approval by the Board of Directors in the same manner as the Existing Management Agreement. The Proposed Management Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated without penalty, upon sixty (60) days' written notice, by either party and the Fund may effect termination with respect to any Portfolio by action of the Board of Directors or by vote of a majority of the outstanding voting securities of such Portfolio. The description of the Existing Management Agreement and the Proposed Management Agreement set forth above are qualified in their entirety by reference to the form of Proposed Management Agreement, attached hereto as Exhibit A.

EFFECT OF THE NEW MANAGEMENT FEE STRUCTURE

     Set forth below is a chart showing the dollar amount of management fees paid during the Fund's past fiscal year under the Existing Management Agreement and the amount of fees that would have been paid under the Proposed Management Agreement. The chart also shows the percentage differences of the fees that would have been paid under the Proposed Management Agreement from the amounts paid under the Existing Management Agreement. Also set forth below is a comparative fee table showing the amount of fees and expenses paid by the Fund under the Existing Management Agreement as a percentage of average net assets and the amount of fees and expenses stockholders would have paid if the fees under the Proposed Management Agreement had been in effect during the past fiscal year. The information in the table is an estimate based upon actual expenses for the fiscal year ended December 31, 1995.

                     DOLLAR AMOUNT OF MANAGEMENT FEES PAID
                     (FISCAL YEAR ENDED DECEMBER 31, 1995)


                                        INTERNATIONAL                                   LIMITED TERM
                GROWTH FUND              GROWTH FUND             INCOME FUND            TAX-FREE FUND        READY RESERVES FUND
           ----------------------   ---------------------   ---------------------   ---------------------   ---------------------
            EXISTING    PROPOSED    EXISTING    PROPOSED    EXISTING    PROPOSED    EXISTING    PROPOSED    EXISTING    PROPOSED
           AGREEMENT    AGREEMENT   AGREEMENT   AGREEMENT   AGREEMENT   AGREEMENT   AGREEMENT   AGREEMENT   AGREEMENT   AGREEMENT
           ----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Amount of
 Fees Paid
 or that
 Would
 Have Been
 Paid..... $1,561,478   2,213,451    886,557     886,557     868,277     892,572       $ 0         N/A      3,613,260   3,637,884
Percentage
Difference
 from
 Amount
 Paid
 under
 Existing
Management
Agreement...        N/A      41.7%       N/A           0%        N/A         2.8%      N/A         N/A            N/A          .7%


                             COMPARATIVE FEE TABLE

                                           GROWTH FUND             INCOME FUND         READY RESERVES FUND
                                       --------------------    --------------------    --------------------
                                       EXISTING    PROPOSED    EXISTING    PROPOSED    EXISTING    PROPOSED
                                         FEE         FEE         FEE         FEE         FEE         FEE
                                       --------    --------    --------    --------    --------    --------
Annual Fund operating expenses (as a
  percentage of average daily net
  assets)
  Management advisory fee...........     .529%       .750%       .584%       .601%       .602%       .606%
  Other expenses....................     .121        .121        .097        .097        .116        .116
  12b-1 fee.........................     None        None        None        None        None        None
  Total Fund operating expenses.....     .650%       .871%       .681%       .698%       .718%       .722%

EXAMPLE:                               PORTFOLIO              1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------   ---------------------------------  ------    -------    -------    --------
The example illustrates    Growth Fund
the expenses on a $1,000   Exiting Fee......................    $7        $21        $36        $ 81
investment under the       Proposed Fee.....................    $9        $28        $48        $108
existing and proposed      Income Fund
  fees
and expenses stated        Existing Fee.....................    $7        $22        $38        $ 85
  above
assuming (1) a 5%          Proposed Fee.....................    $7        $22        $39        $ 87
annual return and          Ready Reserves Fund
(2) redemption at the      Existing Fee.....................    $7        $23        $40        $ 90
end of each time period.   Proposed Fee.....................    $7        $23        $40        $ 90

     The purpose of this example is to assist the shareholder in understanding the various costs and expenses that an investor in a Portfolio may bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The International Growth Fund has not been included in the comparative fee table, above, because the fee schedule for the International Growth Fund under the Proposed Management Agreement, if adopted, would not result in an increased management fee paid to the Adviser on behalf of the Portfolio based upon the International Growth Fund's current level of net assets. The first tier management fee rate of 1.10% under the Existing Management Agreement would not increase under the Proposed Management Agreement, but the rate would be applicable to the first $250 million average net assets; whereas, under the Existing Management Agreement, the ratio is applicable to only the first $100 million of average net assets. Given that the International Growth Fund has net assets of less than $100 million (currently $89 million), the increase in the asset breakpoint would have no effect, currently, on the total management fee paid to the Adviser on behalf of the Portfolio. However, the management fee rate under the Proposed Management Agreement would be greater than that payable to the Adviser under the Existing Management Agreement if the Portfolio's assets were to exceed $100 million.

     The proposed fee for the Growth Fund represents both an increase in the amount of fee and the elimination of any breakpoints in fee rate as the fund grows larger. Given the mix of investments made by the Growth Fund, which includes significant holdings in small capitalization companies, the Adviser has told the Board that the costs of providing investment advice do not decline appreciably as the size of the portfolio increases. Therefore, the Adviser does not enjoy significant economies of scale that can be passed along to stockholders through breakpoints in advisory fees. In addition, the Adviser has stated that the investment advisory fee for the Growth Fund was established at a time when there was less emphasis on small capitalization companies, and that in order to support the more extensive research necessary to invest successfully in a portfolio heavily weighted with small capitalization companies, a greater advisory fee is necessary.

FACTORS CONSIDERED BY THE DIRECTORS

     The directors, including a majority of the directors who are not "interested persons" of the Fund or the Adviser, determined that the terms of the Proposed Management Agreement are fair and reasonable and that approval of the Proposed Management Agreement on behalf of each Portfolio is in the best interests of the Fund. In considering the Proposed Management Agreement, the Board of Directors was provided with and reviewed a variety of detailed information, including that appearing in this Proxy Statement. Among other matters that the Board considered were the following:

     1. The services and personnel that the Adviser has provided.

     2. Investment performance of the Fund's Portfolios, both in particular and relative to competitive funds.

     3. The investment management fees and expense ratios of the Fund and competitive funds.

     4. The effect of the proposed fee and anticipated economies on the Fund's expense ratios.

     5. The effect of the proposed fee levels on the Adviser's income.

     6. The desirability of providing the Adviser with ongoing incentives to strive for continuing improvement in services and to maintain its competitive position in retaining and attracting high quality staff.

     Of the factors considered by the Board of Directors, the Board gave considerable weight to (i) the fact that the Fund's projected total expense ratio, after implementation of the proposed fee schedule, would remain very competitive with funds in its peer group and (ii) the Adviser's belief that, with respect to the Growth Fund, a greater fee is required in order to support the more extensive research necessary to successfully invest in small capitalization companies. The Board of Directors also gave weight to the fact that the proposed management fee for the Fund's portfolios is well within the range of that paid by comparable funds.


     Based upon its evaluation of the materials presented, the Board of Directors, including all the directors who are not "interested persons" of the Fund or the Adviser, concluded that the Proposed Management Agreement was fair and reasonable and in the best interests of the Fund's stockholders and unanimously approved, and voted to recommend to the stockholders of the Fund that they approve, the proposal to adopt the Proposed Management Agreement.

     THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE PROPOSED MANAGEMENT AGREEMENT.

5. AMENDMENT OF THE GROWTH FUND'S INVESTMENT OBJECTIVE
   (GROWTH FUND ONLY)

     Currently, the Growth Fund's principal investment objective is to provide long-term appreciation of capital by investing in well-managed companies in growing industries, and its secondary investment objective is to provide a moderate amount of income increasing over time. On February 13, 1996, the Board of Directors adopted, subject to approval by the Growth Fund's stockholders, the Adviser's recommendation to amend the Growth Fund's investment objective in order to delete the secondary investment objective of providing a moderate amount of income increasing over time. Approval of the amendment of the Portfolio's investment objective requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio. The term "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio means the affirmative vote of the lesser of (1) 67% of the voting securities of the Portfolio present at the meeting if more than 50% of the outstanding shares of the Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding voting securities of the Portfolio.

     The Adviser believes that eliminating the Portfolio's secondary objective of providing income is appropriate. Many investment opportunities, especially in the small capitalization market, offer the potential for capital appreciation, but are not likely to provide significant income, if any. By eliminating income as a secondary objective, the Adviser would be able to concentrate without limitation on the objective of long-term appreciation of capital.

     THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT OF THE GROWTH FUND'S INVESTMENT OBJECTIVE.

6. SELECTION OF INDEPENDENT AUDITORS

     The members of the Fund's Board of Directors who are not "interested persons" of the Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of the Fund for the fiscal year ending December 31, 1996. Ernst & Young LLP has served the Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in the Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of the Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Special Meeting and will be available to respond to any appropriate questions raised at the Special Meeting and to make a statement if he or she wishes.

     THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

           ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT ADVISER

     The Adviser is a limited liability company, the affairs of which are controlled by its principals, none of whom owns more than 25% of the firm. The Chief Executive Officer of the Adviser is E. David Coolidge, III. The Adviser's Executive Committee is comprised of Harvey H. Bundy, III, E. David Coolidge, III, Conrad Fischer, Edgar D. Jannotta, John P. Kayser, Richard P. Kiphart, Albert J. Lacher, James D. McKinney and James M. McMullan. The address of each of the above-named principals is 222 West Adams Street, Chicago, Illinois 60606.

     Messrs. Fischer, McMullan and Truettner, current directors of the Fund, are "interested persons" of the Adviser. The remaining directors of the Fund are not "interested persons" of the Adviser. The officers of the Fund who are officers, principals or employees of the Adviser are named on page 6 of this proxy statement.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     Decisions on the Fund's portfolio transactions (including the decision to buy or sell, the appropriate price, allocation of brokerage, use of a broker as agent or dealer as principal, and negotiation of commissions) are normally made by the Adviser except that decisions on portfolio transactions for the International Growth Fund are made by the Sub-Adviser, subject to the monitoring of the Adviser. In purchasing and selling portfolio securities, the Fund seeks to obtain the most favorable overall result, taking into account the net price, the method of execution and research services provided by the broker. Such research services include economic forecasts and analytical, narrative and statistical reports on industries and companies for consideration by the Fund and the Adviser's or Sub-Adviser's other clients.

     Selection of a broker for a particular portfolio transaction depends upon many factors, some of which are subjective and which include the net price, the confidentiality, reliability, integrity, the size and nature of the transaction and the market in which it is to occur, and any research or other services that the broker has provided. The Adviser or Sub-Adviser determines the overall reasonableness of brokerage commissions, and of premiums and discounts on principal transactions (which do not involve commissions), by review of comparable trades for the Adviser's or Sub-Adviser's other clients and in the market generally. If more than one broker is believed to be equally qualified to effect a portfolio transaction, the Adviser or Sub-Adviser may assign the transaction to a broker that has furnished research services; but the Adviser and Sub-Adviser have no agreement, formula or policy as to allocation of brokerage. The Fund does not ordinarily market its shares through brokers, and any sales of the Fund's shares by a broker would be neither a qualifying nor disqualifying factor in allocating brokerage.

     The Fund may pay to brokers that provide research services to the Adviser or Sub-Adviser a commission higher than another broker might have charged if it is determined that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or the Adviser's or Sub-Adviser's overall responsibility to its advisory accounts. The extent to which such commissions exceed commissions solely for execution cannot be determined; but such research services, which are involved in portfolio transactions for the Fund and for the Adviser's or Sub-Adviser's other advisory accounts, can be of benefit both to the Fund and such other accounts. The value of research services that are provided by brokers who handle portfolio transactions for the Fund cannot be precisely determined, and such services are supplemental to the Adviser's or Sub-Adviser's own efforts, which are undiminished thereby. The Adviser and Sub-Adviser do not believe that their expenses are reduced by reason of such services. Transactions in over-the-counter securities are generally executed as principal trades with primary market makers, except where it is believed that a better combination of price and execution could otherwise be obtained.

     The investment decisions for the Fund are reached independently from those for other accounts managed by the Adviser or Sub-Adviser. Such other accounts also may make investments in the same type of instruments or securities as the Fund at the same time as the Fund. When two or more accounts have funds available for investment in similar instruments, available investments are allocated as to amount in a manner considered equitable to each account. In some cases this procedure may affect the size or price of the position obtainable for the Fund. However, it is the opinion of the Board of Directors that the benefits available because of the Adviser and Sub-Adviser organizations outweigh any disadvantages that may arise from exposure to simultaneous transactions.

     No portfolio transactions are executed for the Fund with or through the Adviser or Sub-Adviser or any affiliated broker-dealer of the Adviser or Sub-Adviser. The Fund may purchase securities from other members of an underwriting syndicate of which the Adviser or an affiliated broker-dealer is a participant, but only under conditions set forth in applicable rules of the Securities and Exchange Commission and in accordance with procedures adopted and reviewed periodically by the Board of Directors.

STOCKHOLDER PROPOSALS

     Since the Fund is not required to, nor does it intend to, hold regular meetings of its stockholders, the anticipated date of the next special stockholder meeting cannot be provided. Any stockholder who wishes to submit a proposal for consideration at the next meeting of stockholders, when and if such a meeting is called, should submit such proposal promptly to the Fund.

GENERAL

     Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Fund's Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the person acting under the proxies.

     Failure of a quorum to be present at the Special Meeting will necessitate adjournment and will subject the Fund to additional expense. The person named in the enclosed proxy may also move for an adjournment of the Special Meeting to permit further solicitation of proxies with respect to any of the proposals if he determines that adjournment and further solicitation is reasonable and in the best interests of the stockholders.

     IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                           James L. Barber, Jr.
                                           President

                                                                       EXHIBIT A

                              MANAGEMENT AGREEMENT

     AGREEMENT made as of this first day of May, 1996, by and between WILLIAM BLAIR MUTUAL FUNDS, INC., a Maryland corporation (the "Fund"), and WILLIAM BLAIR & COMPANY, L.L.C., an Illinois limited liability company (the "Manager").

     WHEREAS, the Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, the shares of common stock, $.001 per value per share ("Shares"), of which are registered or are to be registered under the Securities Act of 1933; and

     WHEREAS, the Fund is authorized to issue Shares in separate series with each such series representing the interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Fund currently offers Shares in four portfolios, designated the Growth Fund, the International Growth Fund, the Income Fund and the Ready Reserves Fund, herein referred to as the "Existing Portfolios", together with any other Fund portfolios which may be established later and served by the Manager hereunder, being herein referred to collectively as the "Portfolios" and individually referred to as a "Portfolio"; and

     WHEREAS, the Fund desires at this time to retain the Manager to render investment advisory and management services to the Existing Portfolios, and the Manager is willing to render such services;

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

     1. Employment; Services. The Fund hereby employs the Manager to act as the adviser for the Existing Portfolios and other Portfolios hereunder and to manage the investment and reinvestment of the assets of such Portfolios in accordance with applicable investment objectives, policies and restrictions, and to administer its affairs to the extent requested by and subject to the supervision of the Board of Directors of the Fund for the period and upon the terms herein set forth. The investment of funds shall be subject to all applicable restrictions of the Articles of Incorporation and By-Laws of the Fund as may from time to time be in force.

     The Manager accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services for the Fund, to permit any of its principals or employees to serve without compensation as directors or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Manager shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. It is understood and agreed that the Manager, by separate agreements with the Fund, may also serve the Fund in other capacities.

     2. Additional Portfolios. In the event that the Fund establishes one or more portfolios other than the Existing Portfolios with respect to which it desires to engage the Manager to render investment advisory and management services hereunder, it shall notify the Manager in writing. If the Manager is willing to render such services and the Fund and the Manager agree upon the management fee rates (including breakpoints) to be payable by such portfolio or portfolios, the Manager shall notify the Fund in writing, whereupon such portfolio or portfolios shall become a Portfolio or Portfolios hereunder.

     3. Management Fee. For the services and facilities described in Section 1, the Fund will pay to the Manager a management fee based upon an annual percentage of the average daily net assets of each Portfolio, as follows:

        a. For the Growth Fund:

           .75% of average daily net assets.

        b. For the International Growth Fund:

           1.10% of the first $250 million of average daily net assets; plus

           1.00% of average daily net assets over $250 million.

        c. For the Income Fund:

           .25% of the first $250 million of average daily net assets; plus

           .20% of average daily net assets over $250 million; plus

           5.0% of the gross income earned by the Portfolio.

        d. For the Ready Reserves Fund:

           .625% of the first $250 million of average daily net assets; plus

           .600% of the next $250 million of average daily net assets; plus

           .575% of the next $2,000 million of average daily net assets; plus

           .550% of average daily net assets over $2,500 million.

     The fee payable under this Agreement shall be calculated and accrued for each business day by applying the appropriate annual rates to the net assets of the Portfolio as of the close of the preceding business day, and dividing the sum so computed by the number of business days in the fiscal year. The fee for a given month shall be paid on the first business day of the following month. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively. The services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

     4. Expenses. In addition to the fee of the Manager, the Fund shall assume and pay expenses for services rendered by a custodian for the safekeeping of the Fund's securities or other property, for keeping its books for account, for any other charges of the custodian, and for calculating the net asset value of the Fund as provided in the prospectus of the Fund. The Manager shall not be required to pay and the Fund shall assume and pay the charges and expenses of its operations, including but not limited to compensation of the directors (other than those affiliated with the Manager), charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursement agent, any registrar of the Fund, costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates and of reports, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, stationery, printing, postage, other like miscellaneous expenses and all taxes and fees payable to federal, state or other government agencies on account of the registration of securities issued by the Fund, filing of corporate documents or otherwise. The Fund shall not pay or incur any obligation for any expenses for which the Fund intends to seek reimbursement from the Manager as herein provided without first obtaining the written approval of the Manager. The Manager shall arrange, if desired by the Fund, for principals or employees of the Manager to serve, without compensation from the Fund, as directors, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

     If expenses borne by the Fund for any Portfolio which the Manager manages in any fiscal year (including the Manager's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses) exceed 1.5% of the first $30,000,000 of average daily net assets of such Portfolio and 1% of average daily net assets of the Portfolio over $30,000,000, the Manager will reduce its fee or reimburse the Portfolio for any excess. If for any month the expenses of a Portfolio properly chargeable to the income account shall exceed 1/12 of the percentage of average net assets allowable as expenses, the payment to the Manager with respect to such Portfolio for that month shall be reduced so that the total net expense will not exceed such percentage. As of the end of the Fund's fiscal year, however, the foregoing computations and payments shall be readjusted so that the aggregate compensation payable to the Manager for the year is equal to the percentage set forth in Section 3 hereof of the average net asset values as determined as described herein throughout the fiscal year, diminished to the extent necessary so that the total of the aforementioned expense items shall not exceed the expense limitation. The aggregate of repayments, if any, by the Manager to the Portfolio for the year shall be the amount necessary to limit the said net expense to said percentage. Notwithstanding anything in the foregoing to the contrary, the Manager shall not be obligated to reimburse the Portfolio in an amount exceeding its advisory fee for the period received from such Portfolio.

     The net asset value for each Portfolio shall be calculated in accordance with the provisions of the Fund's prospectus or at such other time or times as the directors may determine in accordance with the provisions of the Investment Company Act of 1940. On each day when the net asset value is not calculated, the net asset value of a share of a Portfolio shall be deemed to be the net asset value of such a share as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

     5. Affiliations. Subject to applicable statutes and regulation, it is understood that directors, officers or agents of the Fund are or may be interested in the Manager as principals, agents or otherwise, and that the principals and agents of the Manager may be interested in the Fund otherwise than as a director, officer or agent.

     6. Limitation of Liability of Manager. The Manager shall not be liable for any error of judgment or of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     7. Term; Termination; Amendment. This Agreement shall become effective with respect to the Existing Portfolios on the date hereof and shall remain in full force until April 30, 1997, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Existing Portfolios and each other Portfolio to which the Agreement shall have become applicable, but only so long as such continuance is specifically approved for each Portfolio at least annually in the manner required by the Investment Company Act of 1940 and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Portfolio, the Manager may continue to serve in such capacity for such Portfolio in the manner and to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

     This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Fund or by the Manager on sixty (60) days written notice to the other party. The Fund may effect termination with respect to any Portfolio by action of the Board of Directors or by vote of a majority of the outstanding voting securities of such Portfolio.

     This Agreement may also be terminated with respect to any Portfolio at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of such Portfolio, in the event that it shall have been established by a court of competent jurisdiction that the Manager or any officer or principal of the Manager has taken any action which results in a breach of the covenants of the Manager set forth herein.

     The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder.

     Termination of this Agreement shall not affect the right of the Manager to receive payments on any unpaid balance of the compensation described in Section 3 earned prior to such termination.

     As to each Portfolio of the Fund, this Agreement may be amended only by an instrument in writing signed by the party against which enforcement of the amendment is sought. An amendment of this Agreement affecting a Portfolio hereunder shall not be effective until approved by (i) vote of the holders of a majority of the outstanding voting securities of the Portfolio; and (ii) a majority of those Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

     8. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

     9. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

     10. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois.

     IN WITNESS WHEREOF, the Fund and the Manager have caused this Agreement to be executed as of the day and year first above written.

                                         WILLIAM BLAIR MUTUAL FUNDS, INC.

                                         By:

                                            ------------------------------------

ATTEST:

-------------------------------------

                                         WILLIAM BLAIR & COMPANY, L.L.C.

                                         By:

                                            ------------------------------------

ATTEST:

-------------------------------------

                               ------------------
                            THIS PAGE INTENTIONALLY
                                   LEFT BLANK
                               ------------------

                                                                    PROXY BALLOT

WILLIAM BLAIR MUTUAL FUNDS, INC.

GROWTH FUND
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 23, 1996

The undersigned hereby appoints Conrad Fischer with full power of substitution, Proxy for the undersigned to represent and vote the shares of common stock of the undersigned at the Special Meeting of Stockholders of William Blair Mutual Funds, Inc. to be held on April 23, 1996 or any adjournment thereof:

1.   Election of Directors:
     Nominees: Vernon Armour, Conrad Fischer, George Kelm, Ann P. McDermott, James M. McMullan, John B. Schwemm and W. James Truettner, Jr.

2. Approval of an amendment to the Fund's Articles of Incorporation authorizing the establishment of separate classes of shares.

3. Approval of an amendment to the Fund's Articles of Incorporation to permit the redemption, by Board action, of series of shares.

4.   Approval of Proposed Management Agreement.

5. Approval of an amendment to the Growth Fund's investment objective in order to eliminate the secondary investment objective of providing a moderate amount of income increasing over time.

6. Ratification of the selection of Ernst & Young LLP as independent accountants for the fiscal year ending December 31, 1996.

7. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Special Meeting.

  You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.

                              SEE REVERSE SIDE                               GF

The Board of Directors recommends a vote FOR all nominees and proposals:

  1.   Election of Directors:         [ ]FOR         [ ]WITHHOLD authority          [ ]WITHHOLD authority to vote
       (See reverse for nominees)     all nominees   to vote for all nominees       for nominees indicated below:

                                                                                    ___________________________

  INSTRUCTIONS:
  To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
  To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
  To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.

  2.   Approval of an amendment to the Fund's Articles of Incorporation           FOR       AGAINST       ABSTAIN
       authorizing the establishment of separate classes of shares.           [ ]         [ ]           [ ]

  3.   Approval of an amendment to the Fund's Articles of Incorporation           FOR       AGAINST       ABSTAIN
       to permit the redemption, by Board action, of series of shares.           [ ]         [ ]           [ ]

  4.   Approval of Proposed Management Agreement.                                 FOR       AGAINST       ABSTAIN
                                                                                  [ ]         [ ]           [ ]

  5.   Approval of an amendment to the Growth Fund's investment objective         FOR       AGAINST       ABSTAIN
       in order to eliminate the secondary investment objective of                [ ]         [ ]           [ ]
       providing a moderate amount of income increasing over time.

  6.   Ratification of the selection of Ernst & Young LLP as independent          FOR       AGAINST       ABSTAIN
        accountants for the fiscal year ending December 31, 1996.                 [ ]         [ ]           [ ]

  7. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Special Meeting.


The shares to which this Proxy relates will be voted as specified. If no specification is made, such shares will be voted for the election of Directors and for the proposals set forth on this Proxy.

 Please be sure to sign and date this Proxy.


  Stockholder sign here_______________  Date___________________


  Co-owner sign here__________________  Date___________________

 NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

 GF

                                                                    PROXY BALLOT

WILLIAM BLAIR MUTUAL FUNDS, INC.

INTERNATIONAL GROWTH FUND
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 23, 1996

The undersigned hereby appoints Conrad Fischer with full power of substitution, Proxy for the undersigned to represent and vote the shares of common stock of the undersigned at the Special Meeting of Stockholders of William Blair Mutual Funds, Inc. to be held on April 23, 1996 or any adjournment thereof:

1.     Election of Directors:
       Nominees: Vernon Armour, Conrad Fischer, George Kelm, Ann P. McDermott, James M. McMullan, John B. Schwemm and W. James Truettner, Jr.

2. Approval of an amendment to the Fund's Articles of Incorporation authorizing the establishment of separate classes of shares.

3. Approval of an amendment to the Fund's Articles of Incorporation to permit the redemption, by Board action, of series of shares.

4.     Approval of Proposed Management Agreement.

5. Ratification of the selection of Ernst & Young LLP as independent accountants for the fiscal year ending December 31, 1996.

6. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Special Meeting.

  You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.

                              SEE REVERSE SIDE                              IGF

The Board of Directors recommends a vote FOR all nominees and proposals:

  1.     Election of Directors:            [ ]FOR            [ ]WITHHOLD authority              [ ]WITHHOLD authority to vote
         (See reverse for nominees)        all nominees      to vote for all nominees           for nominees indicated below:

                                                                                                ___________________________

  INSTRUCTIONS:
  To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
  To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
  To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.


  2.     Approval of an amendment to the Fund's Articles of Incorporation                    FOR       AGAINST       ABSTAIN
         authorizing the establishment of separate classes of shares.                    [ ]         [ ]           [ ]

  3.     Approval of an amendment to the Fund's Articles of Incorporation                    FOR       AGAINST       ABSTAIN
         to permit the redemption, by Board action, of series of shares.                    [ ]         [ ]           [ ]

  4.     Approval of Proposed Management Agreement.                                          FOR       AGAINST       ABSTAIN
                                                                                             [ ]         [ ]           [ ]

  5.     Ratification of the selection of Ernst & Young LLP as                               FOR       AGAINST       ABSTAIN
         independent accountants for the fiscal year ending December 31,                     [ ]         [ ]           [ ]
         1996.

  6. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Special Meeting.


The shares to which this Proxy relates will be voted as specified. If no specification is made, such shares will be voted for the election of Directors and for the proposals set forth on this Proxy.


 Please be sure to sign and date this Proxy.

  Stockholder sign here_____________________   Date___________________


  Co-owner sign here________________________   Date___________________

 NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

 IGF

                                                                    PROXY BALLOT

WILLIAM BLAIR MUTUAL FUNDS, INC.

INCOME FUND
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 23, 1996

The undersigned hereby appoints Conrad Fischer with full power of substitution, Proxy for the undersigned to represent and vote the shares of common stock of the undersigned at the Special Meeting of Stockholders of William Blair Mutual Funds, Inc. to be held on April 23, 1996 or any adjournment thereof:

1.     Election of Directors:
       Nominees: Vernon Armour, Conrad Fischer, George Kelm, Ann P. McDermott, James M. McMullan, John B. Schwemm and W. James Truettner, Jr.

2. Approval of an amendment to the Fund's Articles of Incorporation authorizing the establishment of separate classes of shares.

3. Approval of an amendment to the Fund's Articles of Incorporation to permit the redemption, by Board action, of series of shares.

4.     Approval of Proposed Management Agreement.

5. Ratification of the selection of Ernst & Young LLP as independent accountants for the fiscal year ending December 31, 1996.

6. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Special Meeting.

  You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.

                               SEE REVERSE SIDE                            IF

The Board of Directors recommends a vote FOR all nominees and proposals:

  1.      Election of Directors:       [ ]FOR             [ ]WITHHOLD authority          [ ]WITHHOLD authority to vote
          (See reverse for nominees)   all nominees       to vote for all nominees       for nominees indicated below:
                                                                                          ___________________________


  INSTRUCTIONS:
  To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
  To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
  To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.

  2.     Approval of an amendment to the Fund's Articles of Incorporation                    FOR       AGAINST       ABSTAIN
         authorizing the establishment of separate classes of shares.                        [ ]         [ ]           [ ]

  3.     Approval of an amendment to the Fund's Articles of Incorporation                    FOR       AGAINST       ABSTAIN
         to permit the redemption, by Board action, of series of shares.                     [ ]         [ ]           [ ]

  4.     Approval of Proposed Management Agreement.                                          FOR       AGAINST       ABSTAIN
                                                                                             [ ]         [ ]           [ ]
  5.     Ratification of the selection of Ernst & Young LLP as                               FOR       AGAINST       ABSTAIN
         independent accountants for the fiscal year ending December 31,                     [ ]         [ ]           [ ]
         1996.

  6. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Special Meeting.

The shares to which this Proxy relates will be voted as specified. If no specification is made, such shares will be voted for the election of Directors and for the proposals set forth on this Proxy.


 Please be sure to sign and date this Proxy.

  Stockholder sign here_____________________            Date___________________


  Co-owner sign here________________________            Date___________________

 NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

 IF

                                                                    PROXY BALLOT

WILLIAM BLAIR MUTUAL FUNDS, INC.

LIMITED TERM TAX-FREE FUND
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 23, 1996

The undersigned hereby appoints Conrad Fischer with full power of substitution, Proxy for the undersigned to represent and vote the shares of common stock of the undersigned at the Special Meeting of Stockholders of William Blair Mutual Funds, Inc. to be held on April 23, 1996 or any adjournment thereof:

1.   Election of Directors:
     Nominees: Vernon Armour, Conrad Fischer, George Kelm, Ann P. McDermott, James M. McMullan, John B. Schwemm and W. James Truettner, Jr.

2. Approval of an amendment to the Fund's Articles of Incorporation authorizing the establishment of separate classes of shares.

3. Approval of an amendment to the Fund's Articles of Incorporation to permit the redemption, by Board action, of series of shares.

4. Ratification of the selection of Ernst & Young LLP as independent accountants for the fiscal year ending December 31, 1996.

5. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Special Meeting.

  You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.

                              SEE REVERSE SIDE                           LTF

The Board of Directors recommends a vote FOR all nominees and proposals:

  1.   Election of Directors:        [ ]FOR         [ ]WITHHOLD authority      [ ]WITHHOLD authority to vote
       (See reverse for nominees)    all nominees   to vote for all nominees   for nominees indicated below:
                                                                               ___________________________


  INSTRUCTIONS:
  To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
  To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
  To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.



  2.   Approval of an amendment to the Fund's Articles of Incorporation                      FOR       AGAINST       ABSTAIN
       authorizing the establishment of separate classes of shares.                          [ ]         [ ]           [ ]

  3.   Approval of an amendment to the Fund's Articles of Incorporation                      FOR       AGAINST       ABSTAIN
       to permit the redemption, by Board action, of series of shares.                       [ ]         [ ]           [ ]

  4.   Ratification of the selection of Ernst & Young LLP as independent                     FOR       AGAINST       ABSTAIN
       accountants for the fiscal year ending December 31, 1996.                             [ ]         [ ]           [ ]

  5. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Special Meeting.

The shares to which this Proxy relates will be voted as specified. If no specification is made, such shares will be voted for the election of Directors and for the proposals set forth on this Proxy.


 Please be sure to sign and date this Proxy.


  Stockholder sign here______________   Date___________________

  Co-owner sign here_________________   Date___________________

 NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

 LTF

                                                                    PROXY BALLOT

WILLIAM BLAIR MUTUAL FUNDS, INC.

READY RESERVES FUND
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 23, 1996

The undersigned hereby appoints Conrad Fischer with full power of substitution, Proxy for the undersigned to represent and vote the shares of common stock of the undersigned at the Special Meeting of Stockholders of William Blair Mutual Funds, Inc. to be held on April 23, 1996 or any adjournment thereof:

1.     Election of Directors:
       Nominees: Vernon Armour, Conrad Fischer, George Kelm, Ann P. McDermott, James M. McMullan, John B. Schwemm and W. James Truettner, Jr.

2. Approval of an amendment to the Fund's Articles of Incorporation authorizing the establishment of separate classes of shares.

3. Approval of an amendment to the Fund's Articles of Incorporation to permit the redemption, by Board action, of series of shares.

4.     Approval of Proposed Management Agreement.

5. Ratification of the selection of Ernst & Young LLP as independent accountants for the fiscal year ending December 31, 1996.

6. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Special Meeting.

  You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.

                              SEE REVERSE SIDE                               RRF

The Board of Directors recommends a vote FOR all nominees and proposals:


  1.     Election of Directors:          [ ]FOR             [ ]WITHHOLD authority             [ ]WITHHOLD authority to vote
         (See reverse for nominees)      all nominees       to vote for all nominees          for nominees indicated below:

                                                                                               ___________________________

  INSTRUCTIONS:
  To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
  To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
  To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.

  2.     Approval of an amendment to the Fund's Articles of Incorporation          FOR       AGAINST       ABSTAIN
         authorizing the establishment of separate classes of shares.          [ ]         [ ]           [ ]

  3.     Approval of an amendment to the Fund's Articles of Incorporation          FOR       AGAINST       ABSTAIN
         to permit the redemption, by Board action, of series of shares.          [ ]         [ ]           [ ]

  4.     Approval of Proposed Management Agreement.                                FOR       AGAINST       ABSTAIN
                                                                                   [ ]         [ ]           [ ]

  5.     Ratification of the selection of Ernst & Young LLP as                     FOR       AGAINST       ABSTAIN
         independent accountants for the fiscal year ending December 31,           [ ]         [ ]           [ ]
         1996.

  6. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Special Meeting.


The shares to which this Proxy relates will be voted as specified. If no specification is made, such shares will be voted for the election of Directors and for the proposals set forth on this Proxy.


 Please be sure to sign and date this Proxy.

  Stockholder sign here_____________________     Date___________________


  Co-owner sign here________________________     Date___________________

 NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

 RRF